ING Partners, Inc.

ING Solution Growth and Income Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated December 3, 2009

to the Portfolios’ Adviser (“ADV”) Class and Service (“S”) Class Prospectus,

Initial (“I”) Class Prospectus, Service 2 Class (“Class S2”) Prospectus,

and Class T Prospectus (each a “Prospectus” and collectively “Prospectuses”)

each dated May 1, 2009.

Effective immediately, the Portfolios’ Prospectuses are revised as follows:

1.             The table in the section entitled “Portfolio Fees and Expenses – Acquired (Underlying) Funds Annual Operating Expenses” beginning on page 24 of the ADV Class and S Class Prospectus, page 22 of the I Class Prospectus, page 18 of the Class S2 Prospectus and page 16 of the Class T Prospectus is amended to include the following:

Underlying Funds	Net Operating Expenses
ING T. Rowe Price Capital Appreciation Portfolio	0.67	%(2)

(2) The Underlying Fund’s expense ratio (as a percentage of average daily net assets) is as of June 30, 2009.

2.             The section entitled “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” beginning on page 27 of the ADV Class and S Class Prospectus, page 25 of the I Class Prospectus, page 21 of the Class S2 Prospectus and page 19 of the Class T Prospectus is amended to include the following:

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes – equity securities, debt securities and money market instruments. Invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio’s total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. May invest up to 25% of its net assets in foreign equity securities. May also invest in shares of other investment companies, including exchange-traded funds and T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price, to the extent permitted by the Investment Company Act of 1940 as amended and the rules, regulations and exemptive orders thereunder. To prevent losses as well as achieve gains, the Sub-Adviser may also use a value approach in selecting investments. May invest in some securities that do not meet the criteria above when the Sub-Adviser perceives an unusual opportunity for gain. Debt securities and convertible bonds may constitute a significant portion of the investment portfolio. May invest in privately negotiated notes or loans, loan participations, assignments, debt securities of any maturity and credit quality and up to 15% in debt securities below investment grade.  Remaining assets may be invested in a variety of money market instruments not exceeding one year.  The Portfolio may also borrow securities and lend securities up to 33 1/3% of its total assets.

Main Risks: Asset Allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, price volatility, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

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